GSI Commerce, Inc. SG Cowen Internet Conference December 8, 2005 GSI Commerce, Inc. SG Cowen Internet Conference December 8, 2005 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
All statements made in this presentation, other than statements of historical fact, are forward-
looking statements.  The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,”
“plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,”
“confident,” “prospects,” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict.
Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, the impact of FASB
123(R), consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment, extension or termination of its relationships with strategic partners, the ability of
GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
This presentation contains the non-GAAP measures merchandise sales, certain ratios that use merchandise sales and adjusted EBITDA.  Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise, or records the full amount of such sales on its financial statements.  GSI Commerce uses merchandise sales as a metric for operating its business.  Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as department staffing levels for partner services are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to both GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.
GSI Commerce also uses adjusted EBITDA, which represents earnings (or losses) before interest income/expense, taxes, depreciation, amortization, and stock-based compensation.  GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and does not consistently reflect GSI Commerce’s results from its core business activities.
These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this presentation have been reconciled to the nearest GAAP measures as required under Securities and Exchange Commission rules.

Supporting Infrastructure
Marketing Services
Interactive Design
Fulfillment
Partnerships & Alliances
Core Technology
Content Developing & Imaging
Customer Care
Interactive Marketing
1:1 Marketing

Leading Provider of Outsourced e-Commerce Solutions
Leading Provider of Outsourced e-Commerce Solutions
•
•
50+ major retailers & brands, 7 merchandise categories
50+ major retailers & brands, 7 merchandise categories
•
•
Comprehensive, centralized e-commerce platform
Comprehensive, centralized e-commerce platform
•
•
1,300+ employees
1,300+ employees
•
•
Net revenues –
Net revenues –
$335 million in FY2004 estimated to
$335 million in FY2004 estimated to
grow 29% to $432 million in FY2005.
grow 29% to $432 million in FY2005.

The U.S. Online General Merchandise Market * The U.S. Online General Merchandise Market *
The U.S. Online General Merchandise Market *
$20
$20 $20
$40
$40 $40
$60
$60 $60
$80
$80 $80
$100
$100 $100
$120
$120 $120
$140
$140 $140
$160
$160 $160
$ in billions
$ in billions $ in billions
Strong Growth Projected for e-Commerce
Strong Growth Projected for e-Commerce
* GSI Commerce excludes automobiles and parts, food and beverage, and travel from the estimated calculation of the U.S. online general merchandise market.  Source: Forrester Research
2005E
2005E
$94.5
$94.5
2006E
2006E
$111.7
$111.7
2007E
2007E
$128.0
$128.0
2008E
2008E
$143.9
$143.9
2009E
2009E
$158.9
$158.9
2010E
2010E
$173.1
$173.1
$180
$180 $180

Large Addressable Domestic Market for GSI Commerce
Large Addressable Domestic Market for GSI Commerce
2006 U.S. Online General 2006 U.S. Online General
Merchandise Market * Merchandise Market *
$111.7 billion $111.7 billion
* GSI Commerce excludes automobiles and parts, food and beverage, and travel from the estimated calculation of the U.S. online general merchandise market. Source: Forrester Research
$10.0
$10.0
$4.0
$4.0
$5.4
$5.4
$5.1
$5.1
$4.1
$4.1
$ in billions $ in billions
$23.5
$23.5
$15.2
$15.2
2006 Estimated
Target Categories
Worth $67.3 billion
2006 Estimated
Target Categories
Worth $67.3 billion
Apparel Apparel
Home Home
Consumer Consumer
Electronics Electronics
Music & Video Music & Video
Sporting Goods Sporting Goods
Jewelry & Luxury Goods Jewelry & Luxury Goods
Health & Beauty Health & Beauty

* For GSI Commerce partners, online sales typically are between 2%-3% of total sales.
Compelling Reason for Prospects to Outsource
Compelling Reason for Prospects to Outsource
Online
general
merchandise
sales
estimated to
be 3.6% of
total retail
sales in
2004 *
Online
general
merchandise
sales
estimated to
be 3.6% of
total retail
sales in
2004 *
Too large
to ignore!
Too large
to ignore!
Most of
online retail
sales will
come from
multichannel
partners
Most of
online retail
sales will
come from
multichannel
partners
However
However
Multichannel
retailers
derive vast
majority of
revenue
offline
Multichannel
retailers
derive vast
majority of
revenue
offline
Online retail
is not a core
competency!
Online retail
is not a core
competency!
Enable
companies to
maximize
online
business in a
growing
e-commerce
market
Enable
companies to
maximize
online
business in a
growing
e-commerce
market
Significant
opportunity!
Significant
opportunity!

GSI Offers a Strong Value Proposition
GSI Offers a Strong Value Proposition
•
•
A Complete Solution
A Complete Solution
Access to integrated suite of technology, supporting
Access to integrated suite of technology, supporting
infrastructure and partner services enables partners to
infrastructure and partner services enables partners to
avoid non-leveragable
avoid non-leveragable
investments
investments
•
•
Partner-centric / Brand-centric
Partner-centric / Brand-centric
Partners maintain full brand identity with consumers.
Partners maintain full brand identity with consumers.
GSI Commerce has a transparent role
GSI Commerce has a transparent role
•
•
Expertise & High-Quality Components
Expertise & High-Quality Components
GSI Commerce has a critical mass of expertise in integrated
GSI Commerce has a critical mass of expertise in integrated
online technology, marketing and retailing
online technology, marketing and retailing
•
•
Focus on Reinvestment
Focus on Reinvestment
Multipartner
Multipartner
model
model
scale and operating leverage
scale and operating leverage
•
•
Win/Win Economics
Win/Win Economics
Financial predictability and aligned interests through long-
Financial predictability and aligned interests through long-
term contracts
term contracts

gsi commerce

Levi's
POLO.COM RALPH LAUREN
LIZ claiborne
kate spade NEW YORK
FILSON Since 1897
AÉROPOSTALE
BURBERRY
WILSONS LEATHER

palm
RadioShack. You've got questions. We've got answers.
Tweeter

ACE The helpful place.
LINENS-N-THINGS

DICK'S SPORTING GOODS
SPORTS AUTHORITY
MODELL'S SPORTING GOODS Gotta Go To Mo's
SPORT CHALET

MLB.com
NASCAR
NHL

Timberland
adidas
reebok
ROCKPORT

ESTEE LAUDER COMPANIES
Bath & Body Works
GNC LiveWell.

COMEDY CENTRAL
SHOP PBS
NICK.com
HBO

ZALES THE DIAMOND STORE
BAILEY BANKS & BIDDLE

Partnering with Top Brands
Partnering with Top Brands
Apparel Apparel
Electronics Electronics
Health & Beauty Health & Beauty
Sporting Goods Sporting Goods
Entertainment Entertainment
Home Home
Jewelry & Luxury Goods Jewelry & Luxury Goods

Growth Strategy
Growth Strategy
Compounding
effect of
long-term
agreements
2008
2007
2006
2005
2004
•
•
Add new partners
Add new partners
•
•
Grow revenues from each partner
Grow revenues from each partner
Secular e-commerce growth
Secular e-commerce growth
Platform enhancements
Platform enhancements
Value-added partner services
Value-added partner services
Scope expansion
Scope expansion
•
•
international, multichannel
international, multichannel

Growing Faster than the Industry
Growing Faster than the Industry
50.0% 50.0% 100.0% 100.0% 150.0% 150.0%
2001
2001
2002
2002
2003
2003
2004
2004
68% 68%
25.4% 25.4%
7.3% 7.3%
5.3% 5.3%
27.0% 27.0%
58.2% 58.2%
81.4% 81.4%
25.6% 25.6%
3.0% 3.0%
135.2% 135.2%
22.3% 22.3%
2.7% 2.7%
GSI Commerce Merchandise Sales **
E-Commerce Sales
Total Retail Sales
Percent Growth Y/Y *
* E-commerce Sales and Total Retail Sales Source: Census Bureau, U.S. Department of Commerce.
** For a reconciliation of non-GAAP financial measures, see Appendices of this presentation and/or see our results for fiscal years 2001 - 2004 at www.gsicommerce.com/news/news.jsp . Prior to 2002, GSI Commerce did not use merchandise sales and so total net total revenue is used in this presentation for fiscal year 2001.

Category Expansion & Partner Growth
Category Expansion & Partner Growth
1999 1999 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005
10 10
20 20
30 30
40 40
50 50
60 60
4
4
4
4
9
9
11
11
8
8
8
8
10*
10*
8
8
17
17
28
28
36
36
44
44
54*
54*
Sports Sports
Consumer Electronics Consumer Electronics
Health & Beauty Health & Beauty
Entertainment Entertainment
Home Home
Apparel Apparel
Jewelry & Luxury Goods Jewelry & Luxury Goods
1
1
1
1
1
1
4
4
5
5
6
6
7
7
Categories
Categories
Total number of partners Total number of partners New partners signed that year New partners signed that year
* As reported through Nov. 16, 2005. * As reported through Nov. 16, 2005.

Net Revenues –
Net Revenues –
Trailing Four Quarters
Trailing Four Quarters
Net Revenue $ in millions Net Revenue $ in millions
3Q 3Q
00 00
3Q 3Q
01 01
3Q 3Q
02 02
3Q 3Q
03 03
3Q 3Q
04 04
4Q 4Q
99 99
4Q 4Q
00 00
4Q 4Q
01 01
4Q 4Q
02 02
4Q 4Q
03 03
4Q 4Q
04 04
2Q 2Q
00 00
2Q 2Q
01 01
2Q 2Q
02 02
2Q 2Q
03 03
2Q 2Q
04 04
2Q 2Q
05 05
1Q 1Q
00 00
1Q 1Q
01 01
1Q 1Q
02 02
1Q 1Q
03 03
1Q 1Q
04 04
1Q 1Q
05 05
$50 $50
$100 $100
$150 $150
$200 $200
$250 $250
$300 $300
$350 $350
$400 $400
$450 $450
5.5 5.5
11.2 11.2
18.9 18.9
27.9 27.9
42.7 42.7
53.2 53.2
62.4 62.4
71.4 71.4
102.5 102.5
118.2 118.2
134.4 134.4
148.6 148.6
172.5 172.5
189.5 189.5
206.7 206.7
222.0 222.0
241.9 241.9
259.3 259.3
273.7 273.7
294.8 294.8
335.1 335.1
360.3 360.3
387.7 387.7
3Q 3Q
05 05
403.8 403.8

$475 M
$475 M
Business Models Provide Balanced Gross Profit Contribution
Business Models Provide Balanced Gross Profit Contribution
Owned
Inventory
Non-Owned
Inventory
$275 M
$275 M
$200 M
$200 M
$275 M
$275 M
$60 M
$60 M
$335 M
$335 M
Total Net Revenue
Net Revenue
Owned
Inventory
(Product Sales)
Net Revenue
Non-Owned
Inventory
(Service Fees)
$72 M
$72 M
$60 M
$60 M
$132 M
$132 M
Gross Profit
Owned
Inventory
Gross Profit
Non-Owned
Inventory
Total Gross Profit
Merchandise Sales in 2004

2004 Expense Breakdown
2004 Expense Breakdown
$79.2 M
$79.2 M
Sales & Marketing Sales & Marketing
$20.2 M
$20.2 M
Product Development Product Development
$18.8M
$18.8M
G&A and Other G&A and Other
- - Fulfillment Fulfillment
- - Credit card processing Credit card processing
- - Customer care Customer care
- - Revenue share Revenue share
- - Business management Business management
- - Technology Technology
- - HR, legal, finance, business HR, legal, finance, business development, corp. development & development, corp. development &
minority interest minority interest
$13.6 M
$13.6 M
Adjusted EBITDA Adjusted EBITDA
$132 M
$132 M
Total Gross Profit Total Gross Profit

Multiple Drivers of Margin Expansion
Multiple Drivers of Margin Expansion
+1,880 +1,880
Basis Basis
Points Points
430 bp
430 bp
800 bp
800 bp
240 bp
240 bp
410 bp
410 bp
Gross Margin Gross Margin
Sales & Marketing Sales & Marketing
Product Product
Development Development
G&A and Other G&A and Other
Gross Profit Gross Profit 35.2%    39.3% 35.2%    39.3% 410 410
Sales & Marketing Sales & Marketing 31.6%    23.6% 31.6%    23.6% 800 800
Product Develop. Product Develop. 8.4%      6.0% 8.4%      6.0% 240 240
G&A and Other G&A and Other 9.9%        5.6% 9.9%        5.6% 430 430
2001 2001 2004 2004
As a % of net revenues As a % of net revenues
Basis Point Basis Point
Variance Variance

Cash *
Cash *
$75.4
$75.4
$112.2
$112.2
Inventory
Inventory
$37.8
$37.8
$33.9
$33.9
Net Fixed Assets
Net Fixed Assets
$74.4
$74.4
$86.0
$86.0
Total Assets
Total Assets
$231.8
$231.8
$276.2
$276.2
Debt
Debt
$14.5
$14.5
$71.4
$71.4
A/P & Accrued
A/P & Accrued
$89.9
$89.9
$57.3
$57.3
Total Liabilities
Total Liabilities
$113.8
$113.8
$135.0
$135.0
Equity
Equity
$118.1
$118.1
$141.1
$141.1
* Cash and cash equivalents, short-term investments and marketable securities
Strong Balance Sheet
Strong Balance Sheet
($ millions) ($ millions)
Jan. 1, 2005 Jan. 1, 2005 Oct. 1, 2005 Oct. 1, 2005

Appendix A
Appendix A
December 29, January 1,
2001 2005
Adjusted EBITDA:
Net gain (loss) excluding interest income and expense,
taxes and charges for stock-based compensation
and depreciation and amortization (15,051) $              13,559 $
Reconciliation of Adjusted EBITDA to GAAP results:
Adjusted EBITDA (15,051) $              13,559 $
Interest expense 608 538
Interest income (3,049) (1,162)
Taxes - -
Stock-based compensation 10,282 3,576
Depreciation and amortization 6,662 10,944
Net loss (29,554) $              (337) $
Fiscal Year Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,538 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,027 $            474,980 $
Net revenues - (GAAP basis):
Net revenues from product sales:
Category:
Sporting goods 128,361 $            165,380 $
Other
(2)
88,149 109,608
Total net revenues from product sales 216,510 274,988
Service fee revenues 25,409 60,116
Total net revenues - (GAAP basis) 241,919 $            335,104 $
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Appendix B
Appendix B
96,669 $
81,631
178,300 $
96,669 $
58,150
154,819
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002

Appendix B . . . continued
Appendix B . . . continued
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Reconciliation of merchandise sales
(1)
to net revenues:
Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,538 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,027 474,980
Less:
Sales by partners
(3)
:
Category:
Sporting goods (128) (35,014)
Other (65,389) (164,978)
Total sales by partners
(3)
(65,517) (199,992)
Add:
Service fee revenues 25,409 60,116
Net revenues - (GAAP basis) 241,919 $            335,104 $
(1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.
(2)   The "Other" categories of both merchandise sales and net revenues from product sales include $1,034 and $10 for the year ended Fiscal Year 2003 and Fiscal Year 2004, respectively, related to Ashford.com.
(3)   Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.
96,669 $
81,631
178,300
--
(23,481)
(23,481)
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003
Fiscal Year 2002